UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 23, 2003
                                                        --------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-24077                   13-3078745
          --------                     -------                   ----------
(State or other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


        120 Old Post Road, Rye, New York                          10580
        --------------------------------                        ---------
     (Address of Principal Executive Offices)                   (Zip Code)


  Registrant's telephone number, including area code     (914) 921-7200
                                                         --------------

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Item 7. Financial Statements and Exhibits.

        (c)   Exhibits

        99.1 Press Release issued by Mobius Management Systems, Inc. dated April 23, 2003.

Item 9. Regulation FD Disclosure.

      The following disclosure furnished under this Item 9, Regulation FD Disclosure, is intended to be furnished under Item 12, Results of Operations and Financial Condition, in accordance with the interim guidance issued by the SEC in Release No. 33-8216.

      On April 23, 2003, Mobius Management Systems, Inc. issued a press release announcing its preliminary financial results for the third quarter of fiscal 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 23, 2003



                                    MOBIUS MANAGEMENT SYSTEMS, INC.

                                    By: /s/ Peter Takiff
                                       -----------------------------
                                       Peter Takiff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)